Exhibit 10.70

Power of Attorney

I hereby appoints Ambow Education Management (Hong Kong) Ltd. as the agent of the shareholders to attend the shareholder meetings of Intelligent Valley Polytron Technologies Inc (“ Intelligent Valley ”), and to exercise all voting rights to which I am entitled as a shareholder of Intelligent Valley.

Please attend the certificate (or attendance card) sent to the collecting agent. If you change the meeting, this contract is still valid.

To:

Intelligent Valley Polytron Technologies Inc

Client (Shareholder): Chiao-Ling Hsu		Trustee: Ambow Education Management (Hong Kong) Ltd.

Signature:	/s/

Number of holding shares: 300,000		Corporate Seal

Power of Attorney

I hereby appoints Ambow Education Management (Hong Kong) Ltd. as the agent of the shareholders to attend the shareholder meetings of Intelligent Valley Polytron Technologies Inc (“ Intelligent Valley ”), and to exercise all voting rights to which I am entitled as a shareholder of Intelligent Valley.

Please attend the certificate (or attendance card) sent to the collecting agent. If you change the meeting, this contract is still valid.

To:

Intelligent Valley Polytron Technologies Inc

Client (Shareholder): Shu Hui Cai		Trustee: Ambow Education Management (Hong Kong) Ltd.

Signature:	/s/

Number of holding shares: 200,000		Corporate Seal